Exhibit 99.1

Open-Medicine AI: Lantern Pharma to Present the Agentic AI Drug Development Market, User Needs, Development Roadmap, Platform Economics, and Benchmarks, Today at 12:30 PM ET

●	Management will also discuss usage patterns, key future milestones, and an overview of the types of collaborations and partnerships under discussion

●	Investors, collaborators, prospective partners, and interested parties are encouraged to register and see a live demonstration of the platform’s key capabilities: Register Here

DALLAS — September 23, 2026 — Lantern Pharma Inc. (NASDAQ: LTRN), a clinical-stage, AI-native biopharma company using artificial intelligence and genomic data to develop precision oncology therapies, will present the growth plan for Open-Medicine AI (OMAI) in a live webinar today at 12:30 PM Eastern. Open Medicine AI is the company’s wholly owned subsidiary building a multi-agentic AI platform for drug development. To register: https://us06web.zoom.us/webinar/register/9417895172347/WN_HNnjzsDuTjufesN-cdwaNw#/registration

CEO Panna Sharma will lead the session and will be joined by the Chief Scientific Officer of Lantern Pharma and the Principal Architect of the multi-agentic platform. OMAI’s core capabilities and initial platform were built inside Lantern’s own clinical programs and areas of focus. The platform launched as withZeta.ai in April 2026, focused on rare cancers, and is now expanding into new diseases, new types of therapies, and additional stages of drug development. Today’s session will show where OMAI is going, share feedback from key user segments, and include a live demonstration of the platform’s most differentiated capabilities.

What the Webinar Will Cover

●	Market: The size of the opportunity and the shift from AI pilots to full-scale adoption in drug development.

●	Customers & Feedback: Who is buying, what they need, how they use the platform; and what key customer segments and power users are telling us.

●	Live demo: The platform’s differentiated capabilities, shown in real time.

●	Roadmap: Next generation of functionality and modules, priority disease areas, and key milestones including social and enterprise features.

●	Economics: The subscription and enterprise licensing model.

●	Benchmarks: How the platform performs and how performance is being measured.

●	Partnerships: Types of collaborations and partnerships under discussion.

●	Shareholder value: How OMAI adds to Lantern’s pipeline and long-term value.

Upcoming Open-Medicine AI Webinar - www.lanternpharma.com

Webinar Details

●	Date and time: Today, Wednesday, September 23, 2026, 12:30 PM Eastern / 9:30 AM Pacific

●	Register: https://us06web.zoom.us/webinar/register/9417895172347/WN_HNnjzsDuTjufesN-cdwaNw#/registration

●	Format: 45 minutes, including a presentation and live demo followed by Q&A. Questions can be sent in advance to IR@lanternpharma.com

●	Replay: Available on the Investors section of www.lanternpharma.com after the event

About Open Medicine AI

Open Medicine AI is a wholly owned subsidiary of Lantern Pharma that is building a multi-agentic AI platform for end-to-end therapeutic development. Its AI co-scientists were developed inside Lantern’s clinical-stage oncology programs and carry the data, constraints, and decision points of real drug development — from target and biomarker selection through compound design, translational analysis, trial design, and regulatory strategy. The OMAI platform was first commercialized as withZeta.ai, launched in April 2026 for rare and aggressive cancers, and expanded in July 2026 with ZetaOmics™, a computational biology module released to early-access users. OMAI is extending this architecture to additional disease categories, new therapeutic modalities, and the downstream challenges of drug development. The platform is available to biopharma companies, research institutions, service providers, and drug developers through subscription and enterprise licensing. For more information, visit www.open-medicine.ai.

About Lantern Pharma

Lantern Pharma (NASDAQ: LTRN) is a clinical-stage biopharmaceutical company leveraging its proprietary RADR® artificial intelligence and machine-learning platform to transform the cost, pace, and precision of oncology drug development. By integrating large-scale genomic and biological data with advanced machine learning, RADR® is designed to identify the patients most likely to benefit from Lantern’s therapies and to guide biomarker-driven clinical development. The company’s pipeline includes LP-184 (zirdafulven), LP-300, and LP-284, along with its central-nervous-system-focused subsidiary, Starlight Therapeutics, and its AI subsidiary, Open Medicine AI. For more information, visit www.lanternpharma.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among other things, statements relating to: future events or our future financial performance; the expected market opportunity, user needs, platform roadmap, key future milestones, expected economics, and commercial model for the Open-Medicine AI platform; plans for the performance, benchmarking, and differentiation of the Open-Medicine AI platform; expectations relating to collaborations and partnerships; the planned evolution of the Open-Medicine AI platform beyond withZeta.ai to target broader disease areas, new modalities, and additional real-world drug development challenges; the planned development, value proposition and commercial potential of the Open-Medicine AI platform; and the potential advantages of the Open-Medicine AI platform in identifying drug candidates, accelerating drug development, and generating revenue through software licensing and subscription models.

Upcoming Open-Medicine AI Webinar - www.lanternpharma.com

Any statements that are not statements of historical fact (including, without limitation, statements that use words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “model,” “objective,” “aim,” “upcoming,” “should,” “will,” “would,” or the negative of these words or other similar expressions) should be considered forward-looking statements. There are a number of important factors that could cause our actual results to differ materially from those indicated by the forward-looking statements, such as (i) the risk that we may not be able to secure sufficient future funding when needed and as required to advance and support our existing and planned development programs and operations, (ii) the risk that our Open-Medicine AI commercialization efforts may not generate the anticipated revenue or achieve the expected market adoption, (iii) the risk that implementation of our development plans and new features for Open-Medicine AI may not be successful or may take longer than anticipated for development, completion, and release, (iv) the risk that no drug product based on our proprietary AI platforms has received FDA marketing approval or otherwise been incorporated into a commercial product, (v) the risk that benchmark or internal performance results for the Open-Medicine AI platform may not be indicative of performance in other settings or in use by third parties, (vi) the risk that ongoing partnership and collaborations discussions may not result in definitive agreements on acceptable terms or at all, and (vii) technical, scientific, regulatory, financial, competitive, and operational risks and those other factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 30, 2026.

You may access our Annual Report on Form 10-K for the year ended December 31, 2025 under the investor SEC filings tab of our website at www.lanternpharma.com or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward-looking statements in this press release represent our judgment as of the date hereof, and, except as otherwise required by law, we disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations.

Media & Investor Contacts

Lantern Pharma — Investor Relations

Email: IR@lanternpharma.com

Phone: (972) 277-1136

Upcoming Open-Medicine AI Webinar - www.lanternpharma.com